LEASES (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Sep. 30, 2020 CNY (¥)	Sep. 30, 2020 USD ($)	Sep. 30, 2020 CNY (¥)
LEASES
Operating lease right of use assets		$ 331	¥ 2,253
Operating lease liability			¥ 3,230
Impairment of operating lease right of use asset	¥ 1,375
Weighted-average remaining lease term		3 years	3 years
Weighted-average discount rate		4.90%	4.90%
Operating lease cost	360
Short-term lease cost	49
Total	409
Operating cash flows from operating leases	¥ 394